©2023 DISCOVER FINANCIAL SERVICES Exhibit 99.3 2Q23 Financial Results July 19, 2023

The following slides are part of a presentation by Discover Financial Services (the "Company") in connection with reporting quarterly financial results and are intended to be viewed as part of that presentation. No representation is made that the information in these slides is complete. For additional financial, statistical, and business related information, as well as information regarding business and segment trends, see the earnings release and financial supplement included as exhibits to the Company’s Current Report on Form 8-K filed today and available on the Company’s website (www.discover.com) and the SEC’s website (www.sec.gov). The presentation contains forward-looking statements. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made, which reflect management’s estimates, projections, expectations or beliefs at that time, and which are subject to risks and uncertainties that may cause actual results to differ materially. For a discussion of certain risks and uncertainties that may affect the future results of the Company, please see "Special Note Regarding Forward-Looking Statements," "Risk Factors," "Business – Competition," "Business – Supervision and Regulation" and "Management’s Discussion and Analysis of Financial Condition and Results of Operations" in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, "Risk Factors" and “Management's Discussion & Analysis of Financial Condition and Results of Operations” in the company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, which is filed with the SEC and available at the SEC's website (www.sec.gov) and subsequent reports on Forms 8-K and 10-Q, including the Company's Current Report on Form 8-K filed today with the SEC. The Company does not undertake to update or revise forward-looking statements as more information becomes available. Notice 2

2Q23 Highlights 3 • 2Q23 net income of $901MM; diluted EPS of $3.54; and return on equity of 26% • Strong financial condition ◦ Healthy loan growth generating robust revenue growth ◦ Credit metrics normalizing as expected ◦ Sustained consumer deposit growth ◦ Capital remains well above regulatory requirements and our internal target • Taking action to resolve card product misclassification ◦ Preparing program to compensate affected merchants and merchant acquirers ◦ Immaterial to current and prior periods' EPS; modest cumulative reduction to retained earnings • In discussions with regulators on misclassification as well as risk management and corporate governance ◦ Undertaking internal reassessment of these areas ◦ Pausing share repurchases during this review

• Revenue net of interest expense was $3.9Bn, up 21%, due to higher net interest income, higher loan fee income, and prior year losses on equity investments • Net interest margin was 11.06%, up 12 bps primarily driven by higher market rates, partially offset by higher funding costs and higher interest charge-offs • Provision for credit losses increased by $756MM reflecting a $263MM increase in reserve build and a $495MM increase in net charge-offs • Expenses increased $181MM, or 15%, across most line items, primarily driven by investments in compliance management systems 2Q23 Summary Financial Results Key Points 4 $1,103 $567 $98 $(756) $(181) $70 $901 2Q22 Net Income Net Interest Income Non- Interest Income Provision for Credit Losses Operating Expense Income Tax/ Capital Action 2Q23 Net Income Year-Over-Year Net Income & EPS ($MM, except EPS) 2Q23 $ 3,177 $ 701 $ 1,305 $ 1,404 $ 268 2Q22 $ 2,610 $ 603 $ 549 $ 1,223 $ 338 B/(W) $ 567 $ 98 $ (756) $ (181) $ 70 EPS $ 3.93 $ 1.55 $ 0.27 $ (2.07) $ (0.50) $ 0.36 $ 3.54 (1) Note(s) 1. The comparative prior quarter ended June 30, 2022 has been restated to reflect immaterial corrections to the financial statements. See Reconciliation of Prior Periods in the Financial Supplement for reconciliation to previously reported results

2Q23 Net Interest Income Drivers

DISCOVER

NIM on Loans



10.94%
11.05%
11.27%
11.34%
11.06%
2Q22
3Q22
4Q22
1Q23
2Q23

Loan Growth ($Bn)



$3.5
$7.1
$9.4
$79.2
$3.9
$7.7
$9.7
$83.6
$4.3
$8.0
$9.7
$90.1
$4.6
$8.4
$9.9
$89.8
$5.1
$9.1
$9.7
$94.0
2Q22
3Q22
4Q22
1Q23
2Q23
Card +19% YOY
Organic Student +3% YOY
Personal +27% YOY
Other + 46% YOY
Total Loans +19% YOY

	2Q22	3Q22	4Q22	1Q23	2Q23
Total Loan Yield	12.00%	12.67%	13.53%	14.06%	14.17%

Funding Mix (%), Average Balance



10%
9%
11%
70%
10%
10%
15%
65%
9%
9%
18%
64%
8%
9%
17%
66%
7%
9%
18%
66%
2Q22
3Q22
4Q22
1Q23
2Q23
DTC and Affinity Deposits(1)
Brokered & Other Deposits
Securitized Borrowing
Unsecured Borrowing
Consumer Deposits(1) +20% YOY

	2Q22	3Q22	4Q22	1Q23	2Q23
Net Funding Rate[2]	1.06%	1.62%	2.26%	2.72%	3.11%

Key Points

- NIM on loans was 11.06%, down 28bps QOQ as higher net funding costs were slightly offset by favorable loan yields
- Total loan yield was up 11bps QOQ primarily due to higher prime rate, partially offset by higher interest charge-offs
- The net funding rate increased by 39bps QOQ, reflecting higher consumer deposit pricing, partially offset by higher securities yields
- Consumer deposits were up 4% QOQ

Note(s)
1. Includes checking and reflects both interest-bearing and non-interest bearing consumer deposits
2. Net Funding Rate reflects interest expense, net of interest income from other interest-earning assets, as a percentage of average receivables

5

DISCOVER 2Q23 Revenue

Year-Over-Year Revenue ($MM)



$3,213
$567
$(9)
$2
$44
$11
$43
$7
$3,878
2Q22 Rev Net of Int Exp (1)
Net Interest Income
Net Discount/ Interchange
Protection Products
Loan Fee Income
Transaction Processing
Gain/ (Loss) on Equity Investments
Other Income
2Q23 Rev Net of Int Exp

($MM)	2Q23	2Q22 [1]	Inc / (Dec) $	Inc / (Dec) %
Net Interest Income	3,177	2,610	567	22%
Net Discount/Interchange Revenue	370	379	(9)	(2%)
Protection Products Revenue	44	42	2	5%
Loan Fee Income	186	142	44	31%
Transaction Processing Revenue	72	61	11	18%
Gain/(Loss) on Equity Investment	1	(42)	43	102%
Other Income	28	21	7	33%
Total Non-Interest Income	701	603	98	16%
Revenue Net of Interest Expense	$3,878	$3,213	$665	21%

	2Q23	2Q22	Change QOQ	Change YOY
Discover Card Sales Volume ($MM)	$55,229	$53,860	9 %	3%
Rewards Rate [2]	1.42 %	1.37 %	1bps	5bps

Key Points

- Net interest income increased primarily due to higher loan receivables and YOY margin expansion
- Net discount and interchange revenue was down 2% primarily driven by increased rewards costs due to a change in the 5% category
- Loan fee income increased primarily reflecting higher late fee instances driven by account growth
- The rewards rate was 1.42%, up 5bps YOY driven by a change in the 5% category from Gas to Restaurants

Note(s)

1. The comparative prior quarter ended June 30, 2022 has been restated to reflect immaterial corrections to the financial statements. See Reconciliation of Prior Periods in the Financial Supplement for reconciliation to previously reported results
2. Rewards rate represents credit card rewards cost divided by Discover Card sales volume

6

2Q23 Operating Expense


Year-Over-Year Expense ($MM)
$1,223
$73
$14
$29
$27
$38
$1,404
2Q22 Expense
Employee Comp
Marketing
Info Processing
Professional Fees
All Other
2Q23 Expense

($MM)	2Q23	2Q22	Inc / (Dec) $	Inc / (Dec) %
Employee Compensation and Benefits	$588	$515	73	14%
Marketing and Business Development	268	254	14	6%
Information Processing & Communications	150	121	29	24%
Professional Fees	216	189	27	14%
Premises and Equipment	20	24	(4)	(17%)
Other Expense	162	120	42	35%
Total Operating Expense	$1,404	$1,223	$181	15%
Operating Efficiency(1)(2)	**36.2 %**	**38.1 %**		**(190) bps**

Key Points

- Employee compensation increased due to higher headcount
- Marketing was up primarily due to investments in consumer banking products
- Information processing increased driven by a one-time write-off of a legacy technology platform and continued investment in technology
- Professional fees increased due to investment in compliance management initiatives
- Other expense increased due to higher legal reserves and remediation costs

Note(s)
1. Defined as reported total operating expense divided by revenue net of interest expense
2. The comparative prior quarter ended June 30, 2022 has been restated to reflect immaterial corrections to the financial statements. See Reconciliation of Prior Periods in the Financial Supplement for reconciliation to previously reported results

7

• Higher credit card net charge- off rate primarily driven by normalization of the portfolio • Student loan net charge-offs in line with upper range of historical performance reflecting macroeconomic pressures • Personal loan net charge-offs migrating toward historical performance reflecting normalization and credit strategy changes 2Q23 Key Credit Metrics 8 Key PointsChange 2Q22 1Q23 2Q23 QOQ YOY Credit Card Loans Ending Loan Balance ($MM) $79,237 $89,755 $93,955 4.7% 18.6% Net Principal Charge-off Rate 2.01% 3.10% 3.68% 58 bps 167 bps 30-Day Delinquency Rate 1.76% 2.76% 2.86% 10 bps 110 bps Private Student Loans Ending Loan Balance ($MM) $10,074 $10,480 $10,241 (2.3)% 1.7% Net Principal Charge-off Rate 1.08% 1.04% 1.25% 21 bps 17 bps 30-Day Delinquency Rate 1.66% 2.02% 2.13% 11 bps 47 bps Personal Loans Ending Loan Balance ($MM) $7,145 $8,374 $9,106 8.7% 27.4% Net Principal Charge-off Rate 1.21% 1.94% 2.28% 34 bps 107 bps 30-Day Delinquency Rate 0.63% 0.91% 1.00% 9 bps 37 bps Total Loans Ending Loan Balance ($MM) $99,301 $112,674 $117,906 4.6% 18.7% Net Principal Charge-off Rate 1.80% 2.72% 3.22% 50 bps 142 bps 30-Day Delinquency Rate 1.63% 2.48% 2.56% 8 bps 93 bps

9 ($MM) Credit Card Student Loans Personal Loans Other Total Loans Balance at March 31, 2023 $6,135 $872 $622 $62 $7,691 Reserve rate 6.84% 8.32% 7.43% N/A 6.83% Provision for credit losses 1,232 9 50 6 1,297 Net Charge-offs 842 32 50 — 924 Balance at June 30, 2023 $6,525 $849 $622 $68 $8,064 Reserve rate 6.94% 8.29% 6.83% N/A 6.84% Total Loan Reserve Rate 6.80% 6.73% 6.58% 6.83% 6.84% 2Q22 3Q22 4Q22 1Q23 2Q23 Allowance for Credit Losses

10 Capital Return(3)Capital Position Common Equity Tier 1 (CET1) Capital Ratio (%) Note(s) 1. Capital for years ended 2022 and prior have been restated for comparative purposes and considers the impacts of the immaterial corrections to the financial statements; years 2018-2021 reflect a best estimate 2. Based on the final rule published September 30, 2020. Capital ratios reflect delay in the recognition of the impact of CECL reserves on regulatory capital for two years in accordance with the final rule 3. Quarterly dividend per share figures for 2018 through 2022 represent year-end levels 10.9% 11.0% 12.9% 14.5% 13.1% 11.7% 2018 2019 2020 2021 2022 2Q23 • The Common Equity Tier 1 ratio of 11.7% declined 40bps sequentially reflecting share repurchase activity and loan growth • The Company has decided to pause share repurchases Key Points $2.1 $1.8 $0.3 $2.3 $2.4 $0.7 $0.40 $0.44 $0.44 $0.50 $0.60 $0.70 2018 2019 2020 2021 2022 2Q23 Capital Position & Capital Return Trends Share Repurchases ($Bn) Quarterly Dividend per Share (1) (2)

11 2023 Perspective Previous Current Loan Growth • Expect loan growth to be low to mid-teens • No change Net Interest Margin • Expect NIM to be modestly higher vs. full year 2022 • Expect NIM to be around 11% for full year 2023 Operating Expense • Expect total operating expense to be up less than 10% from prior year • Expect total operating expense to be up low double digits from prior year Net Charge-offs • Expect full year average net charge-off rate of 3.5-3.8% • Expect full year average net charge-off rate of 3.4-3.6% Capital Management • $2.7Bn share repurchase plan authorization expires June 30, 2024 • Pausing our share repurchase program

Appendix

2Q23 Asset Yield & Liabilities Rate 2Q23 1Q23 2Q22 Interest-Earning Assets ($Bn) Avg Bal Yield Avg Bal Yield Avg Bal Yield Total Loans $115.3 14.17% $112.0 14.06% $95.7 12.00 % Other Interest-Earning Assets 21.3 4.11% 20.2 3.87% 14.5 1.44 % Total Interest-Earning Assets $136.6 12.60% $132.2 12.51% $110.2 10.61% 2Q23 1Q23 2Q22 Interest-Bearing Liabilities ($Bn) Avg Bal Rate Avg Bal Rate Avg Bal Rate Direct to Consumer Deposits (1) (2) $74.9 3.71% $72.0 3.23% $61.9 0.75 % Brokered Deposits and Other 20.5 4.15% 19.3 3.87% 10.0 2.28 % Interest Bearing-Deposits 95.4 3.80% 91.2 3.36% 71.9 0.97 % Borrowings 19.3 4.33% 19.1 4.03% 17.6 2.99 % Total Interest-Bearing Liabilities $114.7 3.89% $110.3 3.48% $89.5 1.36% 13 Note(s) 1. Includes Affinity relationships 2. Excludes checking which is a non-interest bearing deposit product

Credit Performance Trends

Total Company Loans



2.48
2.12
1.46
1.37
1.61
1.80
1.71
2.13
2.72
3.22
1.67
1.34
1.40
1.55
1.64
1.63
1.94
2.30
2.48
2.56
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
NCO rate (%)
30+ day DQ rate (%)

Credit Card Loans



2.80
2.45
1.65
1.50
1.84
2.01
1.92
2.37
3.10
3.68
1.85
1.43
1.48
1.66
1.77
1.76
2.11
2.53
2.76
2.86
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
NCO rate (%)
30+ day DQ rate (%)

Private Student Loans



1.20
1.34
1.55
1.55
1.62
1.66
1.94
2.05
2.02
2.13
0.53
0.53
0.68
0.80
0.69
1.08
0.91
1.33
1.04
1.25
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
NCO rate (%)
30+ day DQ rate (%)

Personal Loans



2.80
1.80
1.11
1.21
1.12
1.21
1.14
1.49
1.94
2.28
0.84
0.69
0.71
0.69
0.69
0.63
0.69
0.80
0.91
1.00
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
NCO rate (%)
30+ day DQ rate (%)

14

YOY YOY YOY YOY 2Q23 Payments Volume ($Bn) Discover Network • Discover Network volume was up 2% reflecting the increase in Discover card sales volume • PULSE volume was up 10% driven by an increase in debit transaction volume • Diners volume was up 18% from the prior year reflecting an increase in corporate spend and improvement in global T&E • Network Partners was down 10% YOY driven by lower transaction volume Key Points $55.8 $56.6 $58.1 $51.8 $57.1 2Q22 3Q22 4Q22 1Q23 2Q23 $63.0 $63.4 $66.8 $65.3 $69.0 2Q22 3Q22 4Q22 1Q23 2Q23 $8.4 $8.8 $9.2 $9.2 $9.9 2Q22 3Q22 4Q22 1Q23 2Q23 $11.5 $11.9 $10.4 $10.6 $10.4 2Q22 3Q22 4Q22 1Q23 2Q23 Diners (1) PULSE Network Partners 2% 10% 18% (10%) Note(s) 1. Volume is derived from data provided by licensees for Diners Club branded cards issued outside of North America and is subject to subsequent revision or amendment Total Network Volume up 6% YOY 15